UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 6, 2010

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

    On January 6, 2010, Stuart M. Brightman, President and Chief Executive Officer of TETRA Technologies, Inc. (“TETRA”), and Joseph M. Abell, Sr. Vice President and Chief Financial Officer of TETRA, will make a presentation at the Pritchard Capital Energize 2010 Conference which will include the material attached to this Current Report on Form 8-K as Exhibit 99.1. A copy of the press release announcing that Mr. Brightman and Mr. Abell will be presenting at the conference is attached as Exhibit 99.2. Exhibits 99.1 and 99.2 are incorporated in this Item 7.01 by reference. The presentation materials will also be posted in the Investor Relations section of TETRA’s website, http://www.tetratec.com, on the date of the event.

    The information furnished in Item 7.01, Exhibit 99.1 and Exhibit 99.2 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Pritchard Capital Energize 2010 Conference Presentation
99.2	Press Release dated January 6, 2010, issued by TETRA Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: January 6, 2010

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Pritchard Capital Energize 2010 Conference Presentation
99.2	Press Release dated January 6, 2010, issued by TETRA Technologies, Inc.